Exhibit 99.2 Investor Presentation February 2021Exhibit 99.2 Investor Presentation February 2021

Legal Disclaimer This presentation contains proprietary and confidential information regarding A Place for Rover, Inc. (“Rover”) and Nebula Caravel Acquisition Corporation (“NCAC”) and is being provided on a strictly confidential basis to assist interested parties in making their own evaluation with respect to a potential business combination between Rover and NCAC and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Rover and NCAC, this presentation and any information contained within it may not be (1) reproduced (in whole or in part), (2) copied at any time, (3) used for any purpose other than your evaluation of Rover or (4) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This presentation and any oral statements made in connection with this presentation do not constitute an offer or invitation or solicitation of any offer to sell or purchase any securities, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. NCAC and the Rover reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Rover, NCAC or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with NCAC, Rover or their respective representatives as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Rover or the Potential Business Combination. Recipients of this presentation should each make their own evaluation of Rover and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward-Looking Statements Information in this presentation represents current expectations relating to transaction structure and is subject to further discussion and negotiation of definitive documentation in its entirety. All statements in this presentation other than statements of historical fact, including, but not limited to, statements regarding Rover’s future operating results, financial position, business strategy, addressable market, anticipated benefits of its technologies, and plans and objectives for future operations and offerings are “forward-looking statements” and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “projection,” “forecast,” “plan,” “trend,” “assumption,” “opportunity,” “predict,” “seek,” “target,” or similar terminology, although not all forward-looking statements contain these identifying terms. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of Rover’s strategy, and expectations related to the terms and timing of the transaction. These forward-looking statements are based upon Rover management’s current expectations, assumptions and estimates as of the date of this presentation and are not guarantees of future results or the timing thereof. .These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, assurance, prediction or definitive statement of fact or probability. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties, including, but not limited to, risks and uncertainties related to the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained, failure to realize the anticipated benefits of the Potential Business Combination, risks related to Rover’s ability to execute on its business strategy, attract and retain users, develop new offerings, enhance existing offerings, compete effectively, and manage growth and costs, the duration and global impact of COVID-19, the number of redemption requests made by NCAC’s public stockholders and the ability of NCAC’s or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; and those factors discussed in documents of NCAC filed, or to be filed, with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither NCAC nor Rover presently know or that NCAC and Rover currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NCAC’s and Rover’s expectations, plans or forecasts of future events and views as of the date of this presentation. NCAC and Rover anticipate that subsequent events and developments will cause NCAC’s and Rover’s assessments to change. The information contained herein is provided only as of the date on which this presentation is made and is subject to change. However, while Rover and NCAC may elect to update these forward-looking statements in the future, each of Rover and NCAC is not under any obligation, and expressly disclaims any duty, to update or otherwise revise the information after the date of presentation, whether as a result of new information, new developments or otherwise. These forward-looking statements should not be relied upon as representing NCAC’s and Rover’s assessments as of any date subsequent to the date of this presentation. Accordingly, you should not place undue reliance on the forward-looking statements. Rover and NCAC have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and accordingly cannot guarantee their accuracy or completeness. Use of Data The data contained herein is derived from various internal and third-party industry publications and sources as well as from research reports prepared for other purposes. Neither NCAC nor Rover has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Rover and NCAC assume no obligation to update the information in this presentation. 2Legal Disclaimer This presentation contains proprietary and confidential information regarding A Place for Rover, Inc. (“Rover”) and Nebula Caravel Acquisition Corporation (“NCAC”) and is being provided on a strictly confidential basis to assist interested parties in making their own evaluation with respect to a potential business combination between Rover and NCAC and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Rover and NCAC, this presentation and any information contained within it may not be (1) reproduced (in whole or in part), (2) copied at any time, (3) used for any purpose other than your evaluation of Rover or (4) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This presentation and any oral statements made in connection with this presentation do not constitute an offer or invitation or solicitation of any offer to sell or purchase any securities, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. NCAC and the Rover reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Rover, NCAC or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with NCAC, Rover or their respective representatives as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Rover or the Potential Business Combination. Recipients of this presentation should each make their own evaluation of Rover and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward-Looking Statements Information in this presentation represents current expectations relating to transaction structure and is subject to further discussion and negotiation of definitive documentation in its entirety. All statements in this presentation other than statements of historical fact, including, but not limited to, statements regarding Rover’s future operating results, financial position, business strategy, addressable market, anticipated benefits of its technologies, and plans and objectives for future operations and offerings are “forward-looking statements” and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “projection,” “forecast,” “plan,” “trend,” “assumption,” “opportunity,” “predict,” “seek,” “target,” or similar terminology, although not all forward-looking statements contain these identifying terms. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of Rover’s strategy, and expectations related to the terms and timing of the transaction. These forward-looking statements are based upon Rover management’s current expectations, assumptions and estimates as of the date of this presentation and are not guarantees of future results or the timing thereof. .These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, assurance, prediction or definitive statement of fact or probability. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties, including, but not limited to, risks and uncertainties related to the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained, failure to realize the anticipated benefits of the Potential Business Combination, risks related to Rover’s ability to execute on its business strategy, attract and retain users, develop new offerings, enhance existing offerings, compete effectively, and manage growth and costs, the duration and global impact of COVID-19, the number of redemption requests made by NCAC’s public stockholders and the ability of NCAC’s or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; and those factors discussed in documents of NCAC filed, or to be filed, with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither NCAC nor Rover presently know or that NCAC and Rover currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NCAC’s and Rover’s expectations, plans or forecasts of future events and views as of the date of this presentation. NCAC and Rover anticipate that subsequent events and developments will cause NCAC’s and Rover’s assessments to change. The information contained herein is provided only as of the date on which this presentation is made and is subject to change. However, while Rover and NCAC may elect to update these forward-looking statements in the future, each of Rover and NCAC is not under any obligation, and expressly disclaims any duty, to update or otherwise revise the information after the date of presentation, whether as a result of new information, new developments or otherwise. These forward-looking statements should not be relied upon as representing NCAC’s and Rover’s assessments as of any date subsequent to the date of this presentation. Accordingly, you should not place undue reliance on the forward-looking statements. Rover and NCAC have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and accordingly cannot guarantee their accuracy or completeness. Use of Data The data contained herein is derived from various internal and third-party industry publications and sources as well as from research reports prepared for other purposes. Neither NCAC nor Rover has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Rover and NCAC assume no obligation to update the information in this presentation. 2

Legal Disclaimer Trademarks Rover and NCAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Rover or NCAC, or an endorsement or sponsorship by or of Rover or NCAC. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Rover or NCAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Use of Projections The projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Rover and NCAC’s control. Such projections, estimates and targets are included for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. While all projections, estimates and targets are necessarily speculative, Rover and NCAC believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this presentation should not be regarded as an indication Rover and NCAC, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. The independent auditors of NCAC and of Rover did not audit, review, compile or perform any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Financial Information; Non-GAAP Financial Measures The financial information and data for the year ended December 31, 2020 are unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement or registration statement to be filed by NCAC or Rover with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and Adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as net loss adjusted for interest and taxes, depreciation and amortization, other income or expenses, stock-based compensation, restructuring costs, and M&A integration costs. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Adjusted EBITDA has been included in this presentation because it is a key measure used by Rover management and board of directors to evaluate its operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis and, in the case of exclusion of the impact of equity-based compensation and M&A expenses, excludes items that Rover does not consider to be indicative of its core operating performance. Accordingly, Rover and NCAC believe that the use of these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Rover’s operating results in the same manner as its management and board of directors. Non-GAAP financial measures have limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. For example other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Rover’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Rover’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. A reconciliation of the non-GAAP financial measures to the corresponding GAAP measures is included in the supplemental materials at the end of the presentation. A reconciliation forward-looking non-GAAP financial measures has not been provided because the various reconciling items are difficult to predict and subject to constant change. Important Information for Investors and Stockholders NCAC and Rover and their respective directors and executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NCAC stockholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Potential Business Combination of NCAC’s directors and officers in NCAC’s filings with the SEC, including NCAC’s registration statement on Form S-1, which was originally filed with the SEC on September 4, 2020. To the extent that holdings of NCAC’s securities have changed from the amounts reported in NCAC’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to NCAC’s stockholders in connection with the Potential Business Combination will be set forth in the proxy statement/prospectus on Form S-4 for the Potential Business Combination, which is expected to be filed by NCAC with the SEC. This presentation is not a substitute for the registration statement or for any other document that NCAC may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by NCAC through the website maintained by the SEC at http://www.sec.gov. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. 3Legal Disclaimer Trademarks Rover and NCAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Rover or NCAC, or an endorsement or sponsorship by or of Rover or NCAC. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Rover or NCAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Use of Projections The projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Rover and NCAC’s control. Such projections, estimates and targets are included for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. While all projections, estimates and targets are necessarily speculative, Rover and NCAC believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this presentation should not be regarded as an indication Rover and NCAC, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. The independent auditors of NCAC and of Rover did not audit, review, compile or perform any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Financial Information; Non-GAAP Financial Measures The financial information and data for the year ended December 31, 2020 are unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement or registration statement to be filed by NCAC or Rover with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and Adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as net loss adjusted for interest and taxes, depreciation and amortization, other income or expenses, stock-based compensation, restructuring costs, and M&A integration costs. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Adjusted EBITDA has been included in this presentation because it is a key measure used by Rover management and board of directors to evaluate its operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis and, in the case of exclusion of the impact of equity-based compensation and M&A expenses, excludes items that Rover does not consider to be indicative of its core operating performance. Accordingly, Rover and NCAC believe that the use of these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Rover’s operating results in the same manner as its management and board of directors. Non-GAAP financial measures have limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. For example other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Rover’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Rover’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. A reconciliation of the non-GAAP financial measures to the corresponding GAAP measures is included in the supplemental materials at the end of the presentation. A reconciliation forward-looking non-GAAP financial measures has not been provided because the various reconciling items are difficult to predict and subject to constant change. Important Information for Investors and Stockholders NCAC and Rover and their respective directors and executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NCAC stockholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Potential Business Combination of NCAC’s directors and officers in NCAC’s filings with the SEC, including NCAC’s registration statement on Form S-1, which was originally filed with the SEC on September 4, 2020. To the extent that holdings of NCAC’s securities have changed from the amounts reported in NCAC’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to NCAC’s stockholders in connection with the Potential Business Combination will be set forth in the proxy statement/prospectus on Form S-4 for the Potential Business Combination, which is expected to be filed by NCAC with the SEC. This presentation is not a substitute for the registration statement or for any other document that NCAC may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by NCAC through the website maintained by the SEC at http://www.sec.gov. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. 3

Team and Presenters

	**Aaron Easterly** Co-Founder and CEO, Rover	Microsoft	• Co-Founder and CEO of Rover • GeekWire's 2016 CEO of the Year and a 2014 EY Entrepreneur of the Year Award winner for the Pacific Northwest • Previously general manager at Microsoft, where he managed advertiser marketplaces worth $3 billion
	**Tracy Knox** CFO, Rover	drugstore.com Rightside	• CFO of Rover • Previously CFO for A Place for Mom, UIEvolution, Drugstore.com, and Rightside
	**Brent Turner** COO, Rover	Microsoft	• COO of Rover • Previously President of Code Fellows, a digital trade school in Seattle • Former Executive Vice President at aQuantive
	**Adam Clammer** Founding Partner, True Wind Capital	TRUE WIND KKR	• Founding Partner of True Wind Capital • Former Founder and Head of KKR Global Technology Group • Boards include LPRO, AVGO, GDDY, NXPI, JAZZ, AEPI, and many private companies
	**Brandon Van Buren** Partner, True Wind Capital	TRUE WIND KKR capitalG	• Previously served as an investment professional at Google Capital where he focused on growth stage technology investments • Prior to joining Google Capital, worked as an investment professional at KKR

Rover
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True Wind Capital Investment Highlights - Why We Are Excited • Rover is the world's largest online marketplace for pet care (~10x relative market share) in a massive and growing market • Offline to online shift within pet services is in early innings • Rover benefitting from the confluence of major secular tailwinds; pet ownership and travel recovery • Differentiated marketplace with an attractive economic model • World-class management team • Attractive valuation 5True Wind Capital Investment Highlights - Why We Are Excited • Rover is the world's largest online marketplace for pet care (~10x relative market share) in a massive and growing market • Offline to online shift within pet services is in early innings • Rover benefitting from the confluence of major secular tailwinds; pet ownership and travel recovery • Differentiated marketplace with an attractive economic model • World-class management team • Attractive valuation 5

Table of Contents 1. Business Overview 2. Investment Highlights 3. Financial Overview 4. Transaction Overview 5. Appendix 6Table of Contents 1. Business Overview 2. Investment Highlights 3. Financial Overview 4. Transaction Overview 5. Appendix 6

We believe that everyone deserves to experience the unconditional love of pets, and exists to make that possible. 7We believe that everyone deserves to experience the unconditional love of pets, and exists to make that possible. 7

Meet Rover

Annual Gross Booking Value ($mm)


94%
CAGR
$16
$43
$92
$202
$333
$436
2014
2015
2016
2017
2018
2019

2mm
Pet Parents have booked

500k
Providers paid

96%+
of U.S. population covered [1]

87%
Repeat Bookings

1-2
Quarter Payback

70%
of new customers rebook [2]

40mm
All-time services delivered

~10x
Larger than next largest competitor [3]

67%
Previously relied on friends, family and neighbors [4]

Rover

Note: Metrics are cumulative as of September 2020, unless otherwise noted
1. Based on the zip codes with booked transactions on the platform
2. Based on 2019 Cohort
3. Based on credit card data for the month of December 2020
4. Rover survey results

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Rover Overview Rover is the #1 Pet Services App Digital and Convenient • Platform connects you with high-quality pet care providers in your area • Ability to choose your pet care provider, unlike some competitors • 3.5 million reviews provide assurance on quality of care Trust and Safety • Background checks • Detailed sitter profiles • Personal information privacy • Customer reviews • 24/7 support 9Rover Overview Rover is the #1 Pet Services App Digital and Convenient • Platform connects you with high-quality pet care providers in your area • Ability to choose your pet care provider, unlike some competitors • 3.5 million reviews provide assurance on quality of care Trust and Safety • Background checks • Detailed sitter profiles • Personal information privacy • Customer reviews • 24/7 support 9

Rover Services Overview – Illustrative Booking

	Overnight		Daytime			
	Boarding	**House Sitting**	**Doggy Day Care**	**Dog Walking**	**Drop-in Visits**	**In Home Grooming**
	Overnight pet care at a sitter's pet-friendly home	Overnight pet care or house-sitting services at your home	Daytime pet care in your sitter's dog-friendly home	Whenever your dog needs a walk	For potty breaks, quick play dates, and litter box cleaning	Full-service or just a bath in your home
Average price per unit	$35 / night	$30 / night	$30 / day	$20 / walk	$15 / visit	$70 / groom
	68% of GBV		32% of GBV			
% of GBV	54%	14%	5%	12%	14%	Testing in Select Markets

GBV and average price based on FYE December 31, 2019

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How We Serve Pet Parents and Pet Care Providers

What Rover Provides

Pet Parents Want

- Environment where their pets feels happy and stress-free
- Confidence and reassurance that their pets are receiving excellent, personalized care
- Technology-enabled ease of access and management
- Care that suits their budget and their lifestyle

97% of reviews are **5 stars**

"Giulia … **made me feel totally comfortable** with leaving my pup with her for the weekend! She **gave me constant updates and pictures** of my pup! I picked up my pup and he looked happy to see me, but super comfortable with her! I will be **using her services again**!"

"Michelle was **incredible**! **My dog, Mocha, felt instantly comfortable** with her… I knew Mocha **was in great hands**! I would **definitely recommend** Michelle to everyone"

"This service is awesome. I **found an amazing person to walk my dog very quickly**. It's **easy to set up an account**, find what services you're looking for, and pay. It's **reliable** too… **I love it**!"

"I have personally been using **Rover for a few months now and I love it**!… I am personally a dog walker and it's **been absolutely great**. "

Rover

Pet Care Providers Want

- Flexibility and empowerment
- The love of pets in their lives
- Meaningful earnings, given the effort
- Easy way to meet pet parents

Rover

11

Table of Contents 1. Business Overview 2. Investment Highlights 3. Financial Overview 4. Transaction Overview 5. Appendix 12Table of Contents 1. Business Overview 2. Investment Highlights 3. Financial Overview 4. Transaction Overview 5. Appendix 12

Pets and Their Love in Our Lives 67% of U.S. Households have Pets +20% have previously owned a pet Part of the Family 95% of dog parents and 94% of cat parents consider their pet a part of the family Our Pets… decrease stress, improve heart health, and help socialize children Pet Humanization and Premiumization Driving Spend Prioritization of Pet Needs Increasing Spend Per Pet Increasing Spend on Pet Services Recession Resilience 13 Source: APPA National Pet Owners Survey, Packaged Facts, National Institutes of HealthPets and Their Love in Our Lives 67% of U.S. Households have Pets +20% have previously owned a pet Part of the Family 95% of dog parents and 94% of cat parents consider their pet a part of the family Our Pets… decrease stress, improve heart health, and help socialize children Pet Humanization and Premiumization Driving Spend Prioritization of Pet Needs Increasing Spend Per Pet Increasing Spend on Pet Services Recession Resilience 13 Source: APPA National Pet Owners Survey, Packaged Facts, National Institutes of Health

The Pet Market is Massive, with a Relatively Untapped Services Market


Global
Pet Spend
Global Dog
& Cat Spend
Current U.S.
Pet Opportunity (1)
$95bn
Current
Commercial
Pet Services
Market (2)
$9bn

~98% Buy Pet Food [3]

~90% Buy Treats [3]

~85% Take Their Pet to Vet [3]

~10% Pay for Commercial Overnight Pet Services [4]

1. Packaged Facts, 2019. Represents retail pet food/supplies, veterinary and non-medical services
2. Packaged Facts, 2019. Represents current non-medical services market of $10.33bn less the $1.4bn pet insurance market
3. APPA. Pet parent behavior statistics represent average for both dog and cat parents
4. Management estimate based on Packaged Facts data in footnotes 1 and 2 above

Rover

14

Rover Unlocks Latent Demand for Pet Care Services



Existing Commercial Market (1)
Unlocking (2) Opportunity
Market (2) Today
Total Scaled (3) Opportunity
$9Bn
Daytime, $6Bn
Overnight, $66Bn
Daytime, $10Bn
Overnight, $69Bn
2030E total scaled addressable market:
$113bn

$79bn estimated U.S. opportunity, growing to **$113bn** scaled opportunity (3)

Source: Packaged Facts, Euromonitor

1. Packaged Facts, 2019. Represents current non-medical services market of $10.33bn less the $1.4bn pet insurance market
2. Management estimates based on Packaged Facts and Euromonitor. Additional market opportunity based on $ of households with pets, number of total households, number of trips nights per households, and price per pet. We estimate that leisure/non-business travel represents ~85-87% of our GBV. We also estimate that domestic travel represents ~90% of all trips taken. See page 36 for detailed calculation
3. Management estimates based on Packaged Facts and Euromonitor. International opportunity in geographies where Rover currently operates estimated to be 30% of U.S. opportunity. See page 36 for detailed calculation

Rover

15

Majority of Our Pet Parents and Pet Care Providers are New to Commercial Market Where are our pet parents coming from? Where are our providers coming from? Local Other Existing Independent / 0.5% Professionals Boutique 2% Professionals 13% New to Commercial Services Kennels / Vets 98% 20% Family / Friends / Neighbors 67% Stats based on Rover survey 16Majority of Our Pet Parents and Pet Care Providers are New to Commercial Market Where are our pet parents coming from? Where are our providers coming from? Local Other Existing Independent / 0.5% Professionals Boutique 2% Professionals 13% New to Commercial Services Kennels / Vets 98% 20% Family / Friends / Neighbors 67% Stats based on Rover survey 16

COVID Recovery Story: Converging Tailwinds new pets added in 2020, up from 85mm pet- Vaccine progress driving expected travel recovery 11mm owning households currently (1) U.S. Pet Adoption Y/Y Growth (%) Y/Y % Bookings Growth Forecast 100% 80% 35% 60% 40% ~4.0x 20% 0% (20%) (40%) 9% (60%) (80%) (100%) 2019 2020 2019 2020 2021 2022 2023 2024 2025 Current Forecast (December 2020) Further accelerated by shift from offline to online for pet spend categories Source: Wall Street Research; Shelteranimalscount.com, Last Chance Animal Rescue, The Wall Street Journal 17 1. Management’s estimate based on Gross Live Outcomes growth from 3.26M to 3.55M and Last Chance Pet Adoption rates in 2020COVID Recovery Story: Converging Tailwinds new pets added in 2020, up from 85mm pet- Vaccine progress driving expected travel recovery 11mm owning households currently (1) U.S. Pet Adoption Y/Y Growth (%) Y/Y % Bookings Growth Forecast 100% 80% 35% 60% 40% ~4.0x 20% 0% (20%) (40%) 9% (60%) (80%) (100%) 2019 2020 2019 2020 2021 2022 2023 2024 2025 Current Forecast (December 2020) Further accelerated by shift from offline to online for pet spend categories Source: Wall Street Research; Shelteranimalscount.com, Last Chance Animal Rescue, The Wall Street Journal 17 1. Management’s estimate based on Gross Live Outcomes growth from 3.26M to 3.55M and Last Chance Pet Adoption rates in 2020

The Traditional Pet Care Services Market was not Built with Today’s Consumer in Mind The Majority of Pet Care is Done by Family and Friends Extremely fragmented Local Mom & Pet Care Independent market Family & Friends Pop Shops Chains Professionals Low online penetration Found Offline or via Online Aggregators & Directories Few pet care specialists operating at scale online 18The Traditional Pet Care Services Market was not Built with Today’s Consumer in Mind The Majority of Pet Care is Done by Family and Friends Extremely fragmented Local Mom & Pet Care Independent market Family & Friends Pop Shops Chains Professionals Low online penetration Found Offline or via Online Aggregators & Directories Few pet care specialists operating at scale online 18

Our Platform is Sticky, Limiting Disintermediation Risk Pet Parents and Pet Care Providers Value Increasing Feature Functionality such as In-app Marketplace Reputation and Reviews Messaging, Photos, Real Time Mapping, and Payments Offer Unparalleled Ease of Use >90% Revenue Retention from Seasoned Pet Care Providers Machine Learning Identifies and Demotes Ranking of Rover 24/7 Customer Support and Rover Providers Likely to Have Off-Platform Transactions Guarantee Allow for Peace of Mind 19Our Platform is Sticky, Limiting Disintermediation Risk Pet Parents and Pet Care Providers Value Increasing Feature Functionality such as In-app Marketplace Reputation and Reviews Messaging, Photos, Real Time Mapping, and Payments Offer Unparalleled Ease of Use >90% Revenue Retention from Seasoned Pet Care Providers Machine Learning Identifies and Demotes Ranking of Rover 24/7 Customer Support and Rover Providers Likely to Have Off-Platform Transactions Guarantee Allow for Peace of Mind 19

…Reinforcing Powerful Network Effect Our Matching Algorithm Grows Marketplace Organically More Bookings New Bookings Repeat Bookings Proprietary Algorithm Continuously Improves Better More Matches Data Growth of Brand and Word of Mouth 20…Reinforcing Powerful Network Effect Our Matching Algorithm Grows Marketplace Organically More Bookings New Bookings Repeat Bookings Proprietary Algorithm Continuously Improves Better More Matches Data Growth of Brand and Word of Mouth 20

Powerful Word of Mouth Acquisition Enhanced by Strategic Paid Marketing Drives Growth • Over time, as the strength of word of mouth customer acquisition has increased, our marketing spend as a % of GBV has decreased (1) • In 2020 , 51% new customers in Top 10 cities were acquired via word of mouth vs. 44% in the rest of the market • 1-2 quarter target payback on customer acquisition cost • Following initial transaction, we retain >50% of customer repeat (1) year 1 bookings every year thereafter, growing lifetime value Word of Mouth Acquisition in 1. Nine months ending 9/30/2020 21Powerful Word of Mouth Acquisition Enhanced by Strategic Paid Marketing Drives Growth • Over time, as the strength of word of mouth customer acquisition has increased, our marketing spend as a % of GBV has decreased (1) • In 2020 , 51% new customers in Top 10 cities were acquired via word of mouth vs. 44% in the rest of the market • 1-2 quarter target payback on customer acquisition cost • Following initial transaction, we retain >50% of customer repeat (1) year 1 bookings every year thereafter, growing lifetime value Word of Mouth Acquisition in 1. Nine months ending 9/30/2020 21

Strong Retention Metrics Pet Parents Book More and More Often Average Total Bookings 10 ~4 month 2016 2017 payback period 9 2015 8 2018 2013 2014 7 6 2019 5 4 Net Take Retention, excluding 1st Booking Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 2013 100% 64% 52% 56% 61% 57% 3 2014 100% 67% 62% 65% 62% 2020 2015 100% 71% 66% 60% 2016 100% 64% 54% 2 2017 100% 62% 1 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 (1) Months since first booking 1. Represent cohorts from January of respective year 22 2. Cumulative through Q4’19, except for 2020 cohortStrong Retention Metrics Pet Parents Book More and More Often Average Total Bookings 10 ~4 month 2016 2017 payback period 9 2015 8 2018 2013 2014 7 6 2019 5 4 Net Take Retention, excluding 1st Booking Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 2013 100% 64% 52% 56% 61% 57% 3 2014 100% 67% 62% 65% 62% 2020 2015 100% 71% 66% 60% 2016 100% 64% 54% 2 2017 100% 62% 1 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 (1) Months since first booking 1. Represent cohorts from January of respective year 22 2. Cumulative through Q4’19, except for 2020 cohort

Continued Acceleration in Engagement Increased Engagement Driven By Both Higher Rebooking Rates and Higher Frequency Percentage of Cohort with Rebooking Cumulative Bookings per Repeat Customer 2016 80% 2017 12 2013 2016 2017 2014 2018 2015 2015 70% 10 2018 2019 2014 60% 2013 8 2019 50% 2020 6 40% 2020 4 30% 2 20% 0 10% 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 Months since first booking Months since first booking (1) Months since first booking 1. Represent cohorts from January of respective year 23 2. Cumulative through Q4’19, except for 2020 cohortContinued Acceleration in Engagement Increased Engagement Driven By Both Higher Rebooking Rates and Higher Frequency Percentage of Cohort with Rebooking Cumulative Bookings per Repeat Customer 2016 80% 2017 12 2013 2016 2017 2014 2018 2015 2015 70% 10 2018 2019 2014 60% 2013 8 2019 50% 2020 6 40% 2020 4 30% 2 20% 0 10% 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 Months since first booking Months since first booking (1) Months since first booking 1. Represent cohorts from January of respective year 23 2. Cumulative through Q4’19, except for 2020 cohort

Multiple Growth Vectors Expand strategic partnerships Increase revenue from advertising and retail offerings Grow international coverage Expand service Attract and delight customers offerings and pets in existing geographies and types covered within existing services 24Multiple Growth Vectors Expand strategic partnerships Increase revenue from advertising and retail offerings Grow international coverage Expand service Attract and delight customers offerings and pets in existing geographies and types covered within existing services 24

Table of Contents 1. Business Overview 2. Investment Highlights 3. Financial Overview 4. Transaction Overview 5. Appendix 25Table of Contents 1. Business Overview 2. Investment Highlights 3. Financial Overview 4. Transaction Overview 5. Appendix 25

Financial Projections

Bookings (mm)



3.2
4.2
2.4
3.9
8.1
2018A
2019A
2020A
2021E
2022E

YoY Growth %		30%	(45%)	71%	106%

Gross Booking Value ($mm)



27%
CAGR
$333
$436
$233
$408
$855
2018A
2019A
2020A
2021E
2022E

YoY Growth %		31%	(47%)	75%	109%

Revenue ($mm)



30%
CAGR
$71
$95
$48
$97
$201
2018A
2019A
2020A
2021E
2022E

YoY Growth %		35%	(49%)	100%	107%

Adjusted EBITDA ($mm)[2]



2018A
2019A
2020A
2021E
2022E
($49)
($35)
($24)
($9)
$35

Margin %	(69%)	(37%)	(50%)	(9%)	17%

Rover

Note: Projections assume successful COVID vaccine rollout in 2021. Projections assume the travel industry starts to recover in 2H'21. Projections assume existing pet parents gradual return to normal cohort behavior from Q2'21 through Q1'22

1. 2020 Actuals are unaudited and subject to final S-4
2. Defined as net loss adjusted for interest & taxes, depreciation & amortization, other income or expenses, stock-based compensation, restructuring costs, and acquisition-related costs. See reconciliation on page 42 for details

26

Financial Forecast

	FY 2021	FY 2022	Long-Term Targets
Revenue Growth	*100%*	*107%*	20%-25%
Adjusted EBITDA Margin [1]	(9%)	17%	30%+

Rover has potential for a "Rule of 55%+" financial profile

Rover

Note: Projections assume successful COVID vaccine rollout in 2021. Projections assume the travel industry starts to recover in 2H'21. Projections assume existing pet parents gradual return to normal cohort behavior from Q2'21 through Q1'22

1. Defined as net loss adjusted for interest & taxes, depreciation & amortization, other income or expenses, stock-based compensation, restructuring costs, and acquisition-related costs. See reconciliation on page 42 for details

27

Rover – Differentiated Consumer Marketplace World’s largest online marketplace for pet care Massive untapped market opportunity, supported by tailwinds of pet adoption and spend Largest supply of high-quality pet care providers, providing personalized service Strong pet parent loyalty and word-of-mouth growth Data scale and proprietary algorithm to make continuously better matches High growth financial profile with attractive customer unit economics 28Rover – Differentiated Consumer Marketplace World’s largest online marketplace for pet care Massive untapped market opportunity, supported by tailwinds of pet adoption and spend Largest supply of high-quality pet care providers, providing personalized service Strong pet parent loyalty and word-of-mouth growth Data scale and proprietary algorithm to make continuously better matches High growth financial profile with attractive customer unit economics 28

Table of Contents 1. Business Overview 2. Investment Highlights 3. Financial Overview 4. Transaction Overview 5. Appendix 29Table of Contents 1. Business Overview 2. Investment Highlights 3. Financial Overview 4. Transaction Overview 5. Appendix 29

True Wind Overview

TRUE WIND

Firm

- San Francisco-based private equity firm managing ~$2 billion
- 75+ years of collective investing experience
- True Wind's founding partners were previously the founding members of KKR's technology franchise
- Fifteen full-time investment professionals with deep technology investing expertise

Track Record

- Track record of excellence with principals playing a major role in 30+ platform investments with $75+ billion in total transaction value and $15+ billion of invested equity
- Repeat SPAC issuer: First transaction reached combination with Open Lending (NASDAQ: LPRO), resulting in successful outcome for prior shareholders, management, and PIPE and public market investors
- Successful public company experience: GoDaddy, Avago/Broadcom, NXP, Jazz Pharma, Open Lending, Safeway, Owens Illinois, Reltec, Amphenol

Focus

- Investing in differentiated, leading TMT companies
- Broad mandate across multiple technology sectors:
  - Software
  - Internet / Digital Media
  - Financial Technology
  - Healthcare IT
  - Industrial Technology
  - Hardware
  - IT Services

Rover

30

Transaction Overview Illustrative Pro Forma Capitalization Key Proposed Transaction Terms ▪ Aggregate Value: $1,355MM / Equity Value: $1,630MM ▪ Total Raise of $325MM: $275MM from SPAC and $50MM from PIPE ▪ $50MM backstop from Sponsor against potential redemptions ▪ $45MM in secondary ▪ 6.875MM shares for Sponsor Promote : 40%/40%/20% split at $12.00/$14.00/$16.00 ▪ Backstop acceleration - 3.4MM promote shares vest pro rata with $50MM backstop ▪ Promote and warrants reduced linearly from zero net redemptions in excess of backstop to minimum cash threshold (Up to $200MM of net redemptions in excess of backstop) ▪ 22.5MM shares for Seller Earnout: 10MM at $12.00; 10MM at $14.00; 2.5MM @ $16.00 Cash Sources and Uses ($MM) ▪ 3.0MM founder warrants, $18.00 conversion cap Illustrative Post-Transaction Ownership PIPE Holders, 3% SPAC Public Holders, 17% Existing Holders, 80% 31Transaction Overview Illustrative Pro Forma Capitalization Key Proposed Transaction Terms ▪ Aggregate Value: $1,355MM / Equity Value: $1,630MM ▪ Total Raise of $325MM: $275MM from SPAC and $50MM from PIPE ▪ $50MM backstop from Sponsor against potential redemptions ▪ $45MM in secondary ▪ 6.875MM shares for Sponsor Promote : 40%/40%/20% split at $12.00/$14.00/$16.00 ▪ Backstop acceleration - 3.4MM promote shares vest pro rata with $50MM backstop ▪ Promote and warrants reduced linearly from zero net redemptions in excess of backstop to minimum cash threshold (Up to $200MM of net redemptions in excess of backstop) ▪ 22.5MM shares for Seller Earnout: 10MM at $12.00; 10MM at $14.00; 2.5MM @ $16.00 Cash Sources and Uses ($MM) ▪ 3.0MM founder warrants, $18.00 conversion cap Illustrative Post-Transaction Ownership PIPE Holders, 3% SPAC Public Holders, 17% Existing Holders, 80% 31

Comparable Selection Criteria Market Differentiated Proprietary Network Leader Consumer Marketplace Data Assets Effect ✓ Undisputed sector leaders✓ Similar “take-rate” ✓ Leading data scale✓ Reinforcing network effect business models driven by more bookings, ✓ Proprietary algorithm more data, and better ✓ Inclusion of 3-sided matches marketplaces 32Comparable Selection Criteria Market Differentiated Proprietary Network Leader Consumer Marketplace Data Assets Effect ✓ Undisputed sector leaders✓ Similar “take-rate” ✓ Leading data scale✓ Reinforcing network effect business models driven by more bookings, ✓ Proprietary algorithm more data, and better ✓ Inclusion of 3-sided matches marketplaces 32

Public Comparables – Operating Metrics

Name	Agg.Value ($MM)	Revenue CAGR CY19'-22'	EBITDA Margin CY2022E	SS EBITDA Margin CY2022E	AV / Revenue CY2022E	AV / SS EBITDA CY2022E
Fetch	$1,350	28%	17%	30%	6.7x	22.3x
Comparables						
Airbnb	$114,623	8%	10%	31%	18.7x	60.3x
Chewy	$44,281	29%	3%	11%	4.2x	40.0x
Etsy	$28,897	38%	30%	33%	13.3x	40.3x
Fiverr	$9,169	48%	16%	25%	26.5x	N.M.
Match	$45,878	16%	41%	41%	14.2x	34.6x
Mean	$48,570	28%	20%	28%	18.2x	43.8x
Median	$44,281	29%	16%	31%	16.4x	40.2x

1. Market Data as of 1/20/2021
2. EV / SS EBITDA >100.0x shown as not-meaningful.
3. Chewy excluded from AV / Revenue Median and Mean
4. Match CAGR represents CY20' – 22' growth

Rover

33

Public Comparables – Trading Metrics AV / 22E Revenue AV / 22E SS EBITDA N.M. 26.5x 60.3x 18.7x Median: 16.4x 14.2x 13.3x 40.3x 40.0x Median: 40.2x 34.6x 22.3x 6.7x 4.2x Fetch Fiverr Airbnb Match Etsy Chewy Fetch Fiverr Airbnb Etsy Chewy Match 1. Market Data as of 1/20/2021 2. EV / SS EBITDA >100.0x shown as not-meaningful 34 3. Chewy excluded from AV / Revenue Median Public Comparables – Trading Metrics AV / 22E Revenue AV / 22E SS EBITDA N.M. 26.5x 60.3x 18.7x Median: 16.4x 14.2x 13.3x 40.3x 40.0x Median: 40.2x 34.6x 22.3x 6.7x 4.2x Fetch Fiverr Airbnb Match Etsy Chewy Fetch Fiverr Airbnb Etsy Chewy Match 1. Market Data as of 1/20/2021 2. EV / SS EBITDA >100.0x shown as not-meaningful 34 3. Chewy excluded from AV / Revenue Median

Table of Contents 1. Business Overview 2. Investment Highlights 3. Financial Overview 4. Transaction Overview 5. Appendix 35Table of Contents 1. Business Overview 2. Investment Highlights 3. Financial Overview 4. Transaction Overview 5. Appendix 35

Rover Unlocks Latent Demand for Pet Care Services (1) (1) Overnight Daytime $3bn Unlock Opportunity $4bn $6bn $66bn Overnight Services Current Future Daytime Services Current Future % HH with Pets 67% 75% Total Dogs in U.S. Families (MM) 97 115 Total Households (MM) 126 135 Groomings / Year 3 .0 3.0 Total Pet Households (MM) 85 101 Price Per Grooming $50 $50 (1) Total Trip Nights / HH 11.4 1 3.9 % HH Addressable 40% 50% Total Addressable Nights (MM) 964 1,403 Total ($bn) $5.8 $8.7 Pets per Pet Household 2.0 2.0 Walks / Year 5 2.0 5 2.0 Cats and Dogs in U.S. Families (MM) 173 206 Price per Walk $20 $20 Price Per Pet $35 $35 % HH Addressable 4% 4% Total ($bn) $68.8 $100.2 Total ($bn) $4.0 $4.8 Overnight TAM $69 $100 Daytime TAM $10 $13 (2) $79bn Estimated U.S. TAM, Growing to $113bn Source: Packaged Facts, Euromonitor 1. Management estimates based on Packaged Facts and Euromonitor Additional market opportunity based on $ of households with pets, number of total households, number of trips nights per households, and price per pet 36 We estimate that leisure/non-business travel represents ~85-87% of our GBV. We also estimate that domestic travel represents ~90% of all trips taken 2. Management estimates based on Packaged Facts and Euromonitor. International opportunity in geographies where Rover currently operates estimated to be 30% of U.S. opportunityRover Unlocks Latent Demand for Pet Care Services (1) (1) Overnight Daytime $3bn Unlock Opportunity $4bn $6bn $66bn Overnight Services Current Future Daytime Services Current Future % HH with Pets 67% 75% Total Dogs in U.S. Families (MM) 97 115 Total Households (MM) 126 135 Groomings / Year 3 .0 3.0 Total Pet Households (MM) 85 101 Price Per Grooming $50 $50 (1) Total Trip Nights / HH 11.4 1 3.9 % HH Addressable 40% 50% Total Addressable Nights (MM) 964 1,403 Total ($bn) $5.8 $8.7 Pets per Pet Household 2.0 2.0 Walks / Year 5 2.0 5 2.0 Cats and Dogs in U.S. Families (MM) 173 206 Price per Walk $20 $20 Price Per Pet $35 $35 % HH Addressable 4% 4% Total ($bn) $68.8 $100.2 Total ($bn) $4.0 $4.8 Overnight TAM $69 $100 Daytime TAM $10 $13 (2) $79bn Estimated U.S. TAM, Growing to $113bn Source: Packaged Facts, Euromonitor 1. Management estimates based on Packaged Facts and Euromonitor Additional market opportunity based on $ of households with pets, number of total households, number of trips nights per households, and price per pet 36 We estimate that leisure/non-business travel represents ~85-87% of our GBV. We also estimate that domestic travel represents ~90% of all trips taken 2. Management estimates based on Packaged Facts and Euromonitor. International opportunity in geographies where Rover currently operates estimated to be 30% of U.S. opportunity

Opportunity for Continued M&A in Existing Markets

Pet-Owning Households


85 mm(1)

United States

- All 50 States & Territories
- 96% of U.S. population covered [2]
- Launched 2013


7 mm(3)

Canada

- All Provinces including Quebec serviced in English and French
- Entered in March 2017 with acquisition of DogVacay


35 mm(4)

Europe

- 8 Countries: Great Britain, Spain, France, Norway, Sweden, Netherlands, Italy, Germany
- 8 Languages supported by operations team based in Barcelona
- Launched in London in 2Q18; entered additional geographies in mid-2019 via acquisition of DogBuddy[5]

1. APPA National Pet Owners Survey 2019-2020
2. Based on the zip codes with booked transactions on the platform as of September 2020
3. Management estimates based on Canadian Veterinary Journal and the Canadian census reports. 56% of 12.4mm Canadian households have pets
4. Management estimates based on Euromonitor and Statista. 35mm dog-owning households in 2019 within the green shaded countries, where Rover operates
5. Acquired DogBuddy in late 4Q18 and integrated in Q2'19

Rover

37

Large Greenfield Opportunity in Rest of the World Europe Canada Rest of the World ● Near term international opportunity includes continued expansion through rest of Europe Japan ● Outside of Europe includes Australia and New Zealand ● Initial expansion in Asia begins with Japan United States Australia New Zealand Near Term Markets/ Existing Markets White Space Opportunities 38Large Greenfield Opportunity in Rest of the World Europe Canada Rest of the World ● Near term international opportunity includes continued expansion through rest of Europe Japan ● Outside of Europe includes Australia and New Zealand ● Initial expansion in Asia begins with Japan United States Australia New Zealand Near Term Markets/ Existing Markets White Space Opportunities 38

Pet Humanization and Premiumization Driving Spend

Prioritization of Pet Needs

32% of dog owners and **28%** of cat owners would prioritize their pets' medical needs over their own

Increasing Spend per Pet

While pet ownership in U.S. increased **2%** per year 2011-2018, overall spend on pets increased **7%** per year over the same period

Increasing Spend on Pet Services

26% increase in spend per U.S. pet owning household on non-medical pet services, including grooming, boarding, sitting, walking, and training from 2014-2019

Recession Resilience

17% increase in pet spend during the Great Recession[1] compared to decreased spend in other sectors

Rover

Source: Packaged Facts – U.S. Pet Market Outlook, 2020-2021, American Pet Products Association 2005-2018, American Pet Products Association Survey 2019-2020, MarketWatch, Mauldin Economics
1. From 2008 to 2009

39

Data Creates a Competitive Advantage… • 40mm all-time services booked • Matching • 9.9mm pet profiles • Marketing • 18.6mm search sessions in 2019 • Operations • >6.2mm requests matched with a provider in 2019 • Safety Features • >100 attributes analyzed from • Notifications each service request • 410mm messages • Advertising on Blog • 247mm blog articles • Adds Value to Partnerships • 92mm photos (5.5 per booking) • Opportunity to Monetize via • 2mm pet parents booked Future Products and Offerings • 500k pet care providers paid 40Data Creates a Competitive Advantage… • 40mm all-time services booked • Matching • 9.9mm pet profiles • Marketing • 18.6mm search sessions in 2019 • Operations • >6.2mm requests matched with a provider in 2019 • Safety Features • >100 attributes analyzed from • Notifications each service request • 410mm messages • Advertising on Blog • 247mm blog articles • Adds Value to Partnerships • 92mm photos (5.5 per booking) • Opportunity to Monetize via • 2mm pet parents booked Future Products and Offerings • 500k pet care providers paid 40

Cohort Retention Recovery All Service Lines Combined January Cohorts Only (for illustration purposes) 35% 30% 25% 20% 15% 10% 5% 0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 Tenure Month Jan '17 Jan '18 Jan '19 Jan '20 Jan '21 Jan '22 Jan '23 Normal Retention curve (no COVID impact) Note: Projections assume existing pet parents gradual return to normal cohort behavior from Q2'21 through Q1'22 41 Active user retention rate: Unique users with at least one booking in the month, divided by the original cohort size (the originating new active users) Active User Retention Rate*Cohort Retention Recovery All Service Lines Combined January Cohorts Only (for illustration purposes) 35% 30% 25% 20% 15% 10% 5% 0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 Tenure Month Jan '17 Jan '18 Jan '19 Jan '20 Jan '21 Jan '22 Jan '23 Normal Retention curve (no COVID impact) Note: Projections assume existing pet parents gradual return to normal cohort behavior from Q2'21 through Q1'22 41 Active user retention rate: Unique users with at least one booking in the month, divided by the original cohort size (the originating new active users) Active User Retention Rate*

Adjusted EBITDA Reconciliation Note: 2018A and 2019A full year metrics are audited; 9M Q3’19 and 9M Q3'20 are not audited 1. Stock-based compensation expense includes equity granted to employees as well as professional services to non-employees 2. Restructuring expense includes one-time expenses for severance-related and legal costs incurred during the implementation of our restructuring plan 42 3. Acquisition-related costs are one-time accounting, legal, consulting and travel related expenses incurred in connection with Business CombinationsAdjusted EBITDA Reconciliation Note: 2018A and 2019A full year metrics are audited; 9M Q3’19 and 9M Q3'20 are not audited 1. Stock-based compensation expense includes equity granted to employees as well as professional services to non-employees 2. Restructuring expense includes one-time expenses for severance-related and legal costs incurred during the implementation of our restructuring plan 42 3. Acquisition-related costs are one-time accounting, legal, consulting and travel related expenses incurred in connection with Business Combinations